EXHIBIT 99.1

RALPH LAUREN RECOMMENDS STOCKHOLDERS REJECT “MINI-TENDER OFFER” BY TRC CAPITAL CORPORATION

NEW YORK--(BUSINESS WIRE)—August 8, 2017-- Ralph Lauren Corporation (NYSE:RL) (the “Company”), a global leader in the design, marketing, and distribution of premium lifestyle products, today announced that it received notice of an unsolicited “mini-tender” offer by TRC Capital Corporation (“TRC Capital”) to purchase from the Company’s stockholders up to 1.5 million shares of Class A Common Stock (the “Stock”) of the Company at $72 per share. The offering price is 4.31% below the closing price of the Stock on July 28, 2017, the last trading day before the commencement of the offer. The offer is for approximately 2.71% of the outstanding shares of the Stock.

The Company does not endorse TRC Capital’s unsolicited mini-tender offer and recommends that stockholders do not tender their shares because the offer is at a price below the current market price for the Stock and subject to numerous conditions. The Company is not associated with TRC Capital, its mini-tender offer or the mini-tender offer documentation.

TRC Capital has made many similar mini-tender offers for shares of other companies. Mini-tender offers, such as this one, are third-party offers that seek to acquire less than 5% of a company’s outstanding shares. Consequently, these offers avoid many of the investor protections afforded for large tender offers, including the filing of disclosure and other tender offer documents with the U.S. Securities and Exchange Commission (the “SEC”), and other procedures required by U.S. securities laws.

The SEC has cautioned investors about these offers, noting that “some bidders make mini-tender offers at below-market prices, hoping that they will catch investors off guard if the investors do not compare the offer price to the current market price.” The SEC’s Investor Tips regarding mini-tender offers may be found on the SEC’s website at: http://www.sec.gov/investor/pubs/minitend.htm.

The Company recommends that stockholders obtain current market quotations for their shares, review the conditions to the offer, consult with their broker or financial advisor and exercise caution with respect to TRC Capital’s mini-tender offer. The Company also recommends that stockholders who have not responded to TRC Capital’s offer take no action. Stockholders who have already tendered their shares may withdraw them at any time prior to 12:01 a.m., New York City time, on August 29, 2017, according to TRC Capital’s offering documents. TRC Capital may extend the offering period at its discretion.

The Company encourages brokers and dealers, as well as other market participants, to review the SEC’s letter regarding broker-dealer mini-tender offer dissemination and disclosure at http://www.sec.gov/divisions/marketreg/minitenders/sia072401.htm.

The Company requests that a copy of this news release be included with all distributions of materials relating to TRC Capital’s mini-tender offer related to shares of the Stock.

ABOUT RALPH LAUREN
Ralph Lauren Corporation (NYSE:RL) is a global leader in the design, marketing and distribution of premium lifestyle products in four categories: apparel, home, accessories and fragrances. For 50 years, Ralph Lauren’s reputation and distinctive image have been consistently developed across an expanding number of products, brands and international markets. The Company’s brand names, which include Ralph Lauren, Ralph Lauren Collection, Ralph Lauren Purple Label, Polo Ralph Lauren, Double RL, Lauren Ralph Lauren, Polo Ralph Lauren Children, Chaps, and Club Monaco, among others, constitute one of the world’s most widely recognized families of consumer brands. For more information, go to http://investor.ralphlauren.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release and oral statements made from time to time by representatives of the Company may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company’s future results and financial condition, revenues, store openings and closings, employee reductions, margins, expenses and earnings and are indicated by words or phrases such as “anticipate,” “estimate,” “expect,” “project,” “we believe” and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company’s expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. The factors that could cause actual results to materially differ include, among others: the loss of key personnel, including Mr. Ralph Lauren, or other changes in our executive and senior management team or to our operating structure, and our ability to effectively transfer knowledge during periods of transition; the potential impact to our business and future strategic direction resulting from our transition to our new Chief Executive Officer; our ability to successfully implement our long-term growth strategy and achieve anticipated operating enhancements and cost reductions from our restructuring plans; the impact to our business resulting from investments and other costs incurred in connection with the execution of our long-term growth strategy, including restructuring-related charges, which may be dilutive to our earnings in the short term; our ability to effectively manage inventory levels and the increasing pressure on our margins in a highly promotional retail environment; the impact to our business resulting from potential costs and obligations related to the early closure of our stores or termination of our long-term, non-cancellable leases; our efforts to successfully enhance, upgrade, and/or transition our global information technology systems and e-commerce platform; our ability to secure our facilities and systems and those of our third-party service providers from, among other things, cybersecurity breaches, acts of vandalism, computer viruses, or similar Internet or email events; a variety of legal, regulatory, tax, political, and economic risks, including risks related to the importation and exportation of products, tariffs, and other trade barriers which our operations are currently subject to, or may become subject to as a result of potential changes in legislation, and other risks associated with our international operations, such as compliance with the Foreign Corrupt Practices Act or violations of other anti-bribery and corruption laws prohibiting improper payments, and the burdens of complying with a variety of foreign laws and regulations, including tax laws, trade and labor restrictions, and related laws that may reduce the flexibility of our business; changes in our tax obligations and effective tax rates due to a variety of factors, including potential changes in tax laws and regulations, accounting rules, or the mix and level of earnings by jurisdiction; our exposure to currency exchange rate fluctuations from both a transactional and translational perspective; the impact to our business resulting from increases in the costs of raw materials, transportation, and labor; the potential impact to our business resulting from the financial difficulties of certain of our large wholesale customers, which may result in consolidations, liquidations, restructurings, and other ownership changes in the retail industry, as well as other changes in the competitive marketplace, including the introduction of new products or pricing changes by our competitors; the impact to our business resulting from changes in consumers’ ability or preferences to purchase premium lifestyle products that we offer for sale and our ability to forecast consumer demand, which could result in either a build-up or shortage of inventory; our ability to maintain our credit profile and ratings within the financial community; our ability to access sources of liquidity to provide for our cash needs, including our debt obligations, payment of dividends, capital expenditures, and potential repurchases of our Class A Common Stock, as well as the ability of our customers, suppliers, vendors, and lenders to access sources of liquidity to provide for their own cash needs; the potential impact to the trading prices of our securities if our Class A common stock share repurchase activity and/or cash dividend payments differ from investors’ expectations; the impact of the volatile state of the global economy, stock markets, and other global economic conditions on us, our customers, suppliers, vendors, and lenders; the impact to our business of events of unrest and instability that are currently taking place in certain parts of the world, as well as from any terrorist action, retaliation, and the threat of further action or retaliation; our ability to open new retail stores, concession shops, and e-commerce sites in an effort to expand our direct-to-consumer presence; our ability to continue to expand or grow our business internationally and the impact of related changes in our customer, channel, and geographic sales mix as a result; our ability to continue to maintain our brand image and reputation and protect our trademarks; our intention to introduce new products or enter into or renew alliances and exclusive relationships; changes in the business of, and our relationships with, major department store customers and licensing partners; the potential impact on our operations and on our suppliers and customers resulting from natural or man-made disasters;  the impact to our business resulting from the United Kingdom’s decision to exit the European Union and the uncertainty surrounding the terms and conditions of such a withdrawal, as well as the related impact to global stock markets and currency exchange rates; and our ability to make certain strategic acquisitions and successfully integrate the acquired businesses into our existing operations; and other risk factors identified in the Company’s Annual Report on Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE: Ralph Lauren Corporation
Investor Relations:
Evren Kopelman, 212-813-7862
Or
Corporate Communications:
Lindsay Knoll, 212-650-4401
rl-press@ralphlauren.com